Exhibit 10.1
CHARGEPOINT HOLDINGS, INC.

FIRST AMENDMENT TO
SEVERANCE AND CHANGE IN CONTROL AGREEMENT

This FIRST AMENDMENT TO THE SEVERANCE AND CHANGE IN CONTROL AGREEMENT (this “Amendment”) by and between ChargePoint Holdings, Inc., a Delaware corporation (the “Company”), and Rick Wilmer (the “Executive”) is entered into and made effective as of June 29, 2026 (the “Amendment Date”).
WITNESSETH
WHEREAS, the Company and Executive entered into that certain Severance and Change in Control Agreement, dated November 15, 2023 (the “Severance Agreement”); and
WHEREAS, the Company and Executive now wish to amend the Severance Agreement as provided herein, effective as of the Amendment Date.
AGREEMENT
NOW, THEREFORE, in consideration of the foregoing and the terms and conditions set forth below, the Company and Executive hereby agree as follows:
1.Section 1 of the Severance Agreement is amended in its entirety to read as follows:
Term. This Agreement shall continue until Executive’s Separation. Termination of this Agreement shall not affect any rights or obligations of any party that have accrued or become vested prior to such Separation.
2.This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
3.This Amendment, including the validity, interpretation, construction and performance of this Amendment, shall be governed by and construed in accordance with the laws of the State of California applicable to agreements made and to be performed in such State, without regard to such State’s conflicts of law principles.
4.Except as provided herein, all provisions of the Severance Agreement are and shall remain in full force and effect and are hereby ratified and confirmed in all respects and the execution, delivery, and effectiveness of this Amendment shall not operate as a waiver or amendment of any provision of the Severance Agreement not specifically amended or supplemented.
Signatures on the Following Page

SIGNATURE PAGE TO FIRST AMENDMENT TO SEVERANCE AND CHANGE IN CONTROL AGREEMENT

In Witness Whereof, the parties have executed this Amendment as of the date first written above.

CHARGEPOINT HOLDINGS, INC.

By:_/s/ Bruce Chizen______________________
Name: Bruce Chizen
Title: Chairman of the Board

EXECUTIVE

_/s/Rick Wilmer_____________________
Rick Wilmer

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